[GRAPHIC OMITTED]

Smith Barney
Telecommunications
Income Fund

-------------
ANNUAL REPORT
-------------

December 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Telecommunications
Income Fund

                             [PHOTO OMITTED]                 [PHOTO OMITTED]

                              HEATH B.                        ROBERT E.
                              MCLENDON                        SWAB

                              Chairman                        Investment Officer
Dear Shareholder:

We are pleased to provide the annual report for the year ended December 31, 1998 for the Smith Barney Telecommunications Income Fund ("Fund"). In this report, we review the factors driving the Fund's performance during the reporting period and discuss our outlook for the Bell operating companies that currently represent about 87% of the Fund's holdings. A more detailed summary of the Fund's performance and current holdings may be found in the appropriate sections that follow. We hope you find this report to be informative and useful.

Market and Performance Update

The Telecommunications Income Fund's main objective is to provide shareholders with current income with growth of capital as a secondary objective. Over the past year, the Fund has provided its shareholders with a total return of 53.72%. This compared favorably to the 40.79% average return generated by all telecommunication funds followed by Lipper, Inc., a major fund-tracking organization. Fund performance benefited from a significant rise in the stock prices of the Bell operating companies, which currently represent approximately 87% of the Fund's assets. In this report, we provide a general overview of recent events affecting the Regional Bell Operating Companies (RBOCs) and furnish a brief outlook for the group.

The RBOCs continued to go through a period of transition this past year in response to the broad changes introduced to the telecommunications industry by the Telecommunications Act of 1996 ("Act"). The deregulation of the telecommunications industry as outlined by the Act has opened the door to the potential for increased competition in several different areas, particularly the local phone exchange business and long distance telephone service business.

In order to gain an edge on the competition and increase market share, several of the RBOCs have either merged, entered into merger discussions or have formed strategic alliances. For example, Bell Atlantic has recently offered to buy GTE, one of the largest publicly held telecommunications companies in the world. Ameritech and SBC Communications, two of the original RBOCs, have agreed to merge. Some investors believe these major telecom combinations should transform the industry as activity is set to create only a handful of huge telephone companies that would command a market share of some 75% in the local and long distance market.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    1

Although the majority of the assets in the Fund are invested in the "Baby Bells," the remaining 13% of the assets are invested in Airtouch Communications, a wireless telecommunications company licensed to provide cellular services for approximately 235 million people worldwide. Airtouch Communications is presently in negotiations to be acquired by Vodafone Group PLC, a U.K. based mobile telecommunications company. We believe that this transaction is indicative of the potential for future global integration of the entire telecommunications industry.

Market Outlook

We remain optimistic about the outlook for the Bell operating companies as these stocks offer a potentially safe haven for conservative investors concerned about ongoing global financial uncertainties. The RBOCs should continue to grow earnings 9%-11% over the next few years as deregulation opens new markets, specifically long-distance services. In addition, heavy spending on new technology in the wireless communications and data networking areas should help these companies gain an edge on the competition and possibly gain more market share. Looking forward, we believe that the telecommunications industry will be partially shaped by international developments. The Baby Bells are presently investing globally and this should also help earnings growth over the next several years. Finally, we believe these companies will continue to maintain attractive dividend policies.

On a more somber note, we report with much sadness the passing of Emeritus Director Allan R. Johnson on November 26, 1998. Allan made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

In summary, thank you for investing in the Smith Barney Telecommunications Income Fund. We encourage you to visit our Web site at www.smithbarney.com.

Sincerely,


/s/ Heath B. McLendon               /s/ Robert Swab

Heath B. McLendon                   Robert Swab
Chairman                            Investment Officer

January 25, 1999


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                     Net Asset Value
                ------------------------
                Beginning          End           Income      Capital Gain     Return          Total
Year Ended       of Year         of Year        Dividends    Distributions  of Capital       Returns+
=====================================================================================================
12/31/98         $134.06         $176.20         $  2.22       $ 22.08       $   0.00         53.72%
-----------------------------------------------------------------------------------------------------
12/31/97          104.62          134.06            2.83         13.61           0.00         45.11
-----------------------------------------------------------------------------------------------------
12/31/96          119.69          104.62            3.12          9.72           0.00         (1.45)
-----------------------------------------------------------------------------------------------------
12/31/95           95.62          119.69            3.58         11.50           0.00         42.93
-----------------------------------------------------------------------------------------------------
12/31/94          107.62           95.62            4.05          6.06           0.00         (1.83)
-----------------------------------------------------------------------------------------------------
12/31/93          102.67          107.62            4.42          6.87           0.00         16.00
-----------------------------------------------------------------------------------------------------
12/31/92          110.75          102.67            4.55         15.23           0.00         10.89
-----------------------------------------------------------------------------------------------------
12/31/91          129.06          110.75            6.05         14.62           1.18          3.30
-----------------------------------------------------------------------------------------------------
12/31/90          140.93          129.06            5.79          3.20           0.00         (1.80)
-----------------------------------------------------------------------------------------------------
12/31/89           99.10          140.93            5.85          2.81           0.00         52.11
-----------------------------------------------------------------------------------------------------
12/31/88           90.28           99.10            5.40          0.99           0.00         17.12
=====================================================================================================
Total                                            $ 47.86       $106.69       $   1.18
=====================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, twice a year.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 12/31/98                                                       53.72%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                                                 25.27
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                                                  19.87
--------------------------------------------------------------------------------
1/1/84* through 12/31/98                                                  19.60
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
12/31/88 through 12/31/98                                                512.26%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.
*     Commencement of operations.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    3

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
               the Smith Barney Telecommunications Income Fund vs.
        Standard & Poor's 500 Index and Lipper Equity Income Fund Index+
--------------------------------------------------------------------------------
                         December 1988 -- December 1998

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

                                                                          12/98

Smith Barney Telecommunications Income Fund                              $61,226
Lipper Equity Income Fund Index                                          $39,627
Standard &Poor's 500 Index                                               $57,947

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on December 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1998. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest funds in the Equity Income category. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

   SHARES                   SECURITY                                   VALUE
================================================================================
COMMON STOCK -- 99.3%
Telecommunications -- 99.3%
  164,436  Airtouch Communications Inc.+                            $11,859,947
  272,184  Ameritech Corp.                                           17,249,661
 323,180   Bell Atlantic Corp.                                       18,360,664
  378,888  Bellsouth Corp.                                           18,897,039
  371,394  SBC Communications Inc.                                   19,916,003
  146,858  U.S. West Communications Inc.                              9,490,698
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $9,984,646)                                      95,774,012
================================================================================

    FACE
   AMOUNT                    SECURITY                                   VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.7%
 $701,000  Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
           Proceeds at maturity -- $701,362; (Fully collateralized
           by U.S. Treasury Notes, 6.50% due 8/15/05; U.S. Treasury
           Notes, 6% due 8/15/99; U.S Treasury Notes, 6.375% due
           7/15/99; U.S. Treasury Bond, 6.375% due 8/15/27;
           Market value -- $718,287)
           (Cost -- $701,000)                                           701,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost-- $10,685,646*)                                    $96,475,012
================================================================================

+     Non-income producing security.
*     Aggregate cost for Federal income tax purposes is $7,613,606.

                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    5

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost-- $10,685,646*)                         $96,475,012
  Cash                                                                        56
  Dividend and interest receivable                                        86,509
--------------------------------------------------------------------------------
  Total Assets                                                        96,561,577
--------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable                                        60,019
  Administration fees payable                                             13,727
  Accrued expenses                                                        34,620
--------------------------------------------------------------------------------
  Total Liabilities                                                      108,366
--------------------------------------------------------------------------------
Total Net Assets                                                     $96,453,211
================================================================================
NET ASSETS:
  Par value of capital shares                                        $       547
  Capital paid in excess of par value                                  7,156,007
  Undistributed net investment income                                     20,906
  Accumulated net realized gain on security transactions               3,486,385
  Net unrealized appreciation of investments                          85,789,366
--------------------------------------------------------------------------------
Total Net Assets                                                     $96,453,211
================================================================================
Shares Outstanding                                                       547,397
--------------------------------------------------------------------------------
Net Asset Value, per share (and redemption price)                    $    176.20
--------------------------------------------------------------------------------

*     Aggregate cost for Federal income tax purposes is $7,613,606.

                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                          $ 1,915,758
  Interest                                                                10,806
--------------------------------------------------------------------------------
  Total Investment Income                                              1,926,564
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                      441,033
  Administration fees (Note 2)                                           160,376
  Audit and legal fees                                                    35,606
  Trustees' fees                                                          32,660
  Shareholder and system servicing fees                                   27,946
  Shareholder communications                                               7,543
  Custody                                                                  3,851
  Other                                                                    4,522
--------------------------------------------------------------------------------
  Total Expenses                                                         713,537
--------------------------------------------------------------------------------
Net Investment Income                                                  1,213,027
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
   (excluding short-term securities):
    Proceeds from sales                                               11,423,491
    Cost of securities sold                                            1,424,603
--------------------------------------------------------------------------------
  Net Realized Gain                                                    9,998,888
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 61,175,483
    End of year                                                       85,789,366
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             24,613,883
--------------------------------------------------------------------------------
Net Gain on Investments                                               34,612,771
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $35,825,798
================================================================================

                       See Notes to Financial Statements.




--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    7

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                     1998               1997
================================================================================
OPERATIONS:
  Net investment income                         $  1,213,027       $  1,577,412
  Net realized gain+                               9,998,888         11,653,203
  Increase in net unrealized appreciation         24,613,883         12,237,948
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations          35,825,798         25,468,563
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                           (1,189,940)        (1,579,593)
  Net realized gains                             (11,691,275)        (7,348,267)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                (12,881,215)        (8,927,860)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued
    for reinvestment of dividends                  5,413,986          3,568,839
  Cost of shares reacquired                       (5,178,814)        (9,817,656)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          235,172         (6,248,817)
--------------------------------------------------------------------------------
Increase in Net Assets                            23,179,755         10,291,886

NET ASSETS:
  Beginning of year                               73,273,456         62,981,570
--------------------------------------------------------------------------------
  End of year*                                  $ 96,453,211       $ 73,273,456
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                     $     20,906       $     (2,181)
================================================================================

+ Net realized gains for Federal income tax purposes are $10,292,661 and $11,928,476, for the years ended December 31, 1998 and 1997, respectively.

                       See Notes to Financial Statements.




--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported are valued at current quoted bid prices; securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) income distributions and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily due to differing accounting methods adopted for income tax purposes, and various timing differences; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays MMCan investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    9

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

MMC acts as the administrator of the Trust for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc., became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor.

For the year ended December 31, 1998, the Trust paid SSB brokerage commissions of $790.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                $11,423,491
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                        $88,861,406

Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $88,861,406
================================================================================

4.  Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Shares of beneficial interest

At December 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                           Year Ended             Year Ended
                                        December 31, 1998      December 31, 1997
================================================================================
Shares issued on reinvestment                36,069                 27,784
Shares redeemed                             (35,263)               (83,210)
--------------------------------------------------------------------------------
Net Increase (Decrease)                         806                (55,426)
================================================================================

6. Concentration of Credit Risk

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                   11

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

                                      1998           1997           1996            1995         1994
=========================================================================================================
Net Asset Value,
  Beginning of Year                 $134.06        $104.62        $119.69        $  95.62     $ 107.62
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                2.26           2.83           3.12            3.58         4.02
  Net realized and unrealized
    gain (loss)                       64.18          43.05          (5.35)          35.57        (5.91)
---------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     66.44          45.88          (2.23)          39.15        (1.89)
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (2.22)         (2.83)         (3.12)          (3.58)       (4.05)
  Net realized gains                 (22.08)        (13.61)         (9.72)         (11.50)       (6.06)
---------------------------------------------------------------------------------------------------------
Total Distributions                  (24.30)        (16.44)        (12.84)         (15.08)      (10.11)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year        $176.20        $134.06        $104.62        $ 119.69     $  95.62
---------------------------------------------------------------------------------------------------------
Total Return                          53.72%         45.11%         (1.45)%         42.93%       (1.83)%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $96,453        $73,273        $62,982        $74,8.41     $61,2.56
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             0.89%          0.92%          0.90%           0.95%        0.95%
  Net investment income                1.51           2.35           2.80            3.23         3.80
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   0%             0%             0%              0%           0%
=========================================================================================================


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Telecommunications Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 was audited by other auditors whose report thereon, dated February 3, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                   13

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

1. To elect Trustees of the Trust; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                   Shares       Percentage      Shares      Percentage
                                    Voted        of Shares       Voted      of Shares
Name of Trustees                     For           Voted        Against       Voted
======================================================================================
Paul R. Ades                     326,799.054      99.415%      1,923.323      0.585%
Herbert Barg                     324,194.689      98.623       4,527.688      1.377
Dwight B. Crane                  326,799.054      99.415       1,923.323      0.585
Frank Hubbard                    326,799.054      99.415       1,923.323      0.585
Jerome Miller                    326,799.054      99.415       1,923.323      0.585
Ken Miller                       326,799.054      99.415       1,923.323      0.585
Heath B. McLendon                326,799.054      99.415       1,923.323      0.585
======================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy and "E" indicates the elimination of the policy.

================================================================================
M   Issuance of Senior Securities                                    Approved
--------------------------------------------------------------------------------
M   Borrowing                                                        Approved
--------------------------------------------------------------------------------
M   Lending by the Fund                                              Approved
--------------------------------------------------------------------------------
E   Limiting Investments to Enumerated Instruments                   Approved
--------------------------------------------------------------------------------
M   Real Estate                                                      Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

   Shares      Percentage     Shares     Percentage                   Percentage
    Voted       of Shares      Voted      of Shares        Shares      of Shares
     For          Voted       Against       Voted        Abstained     Abstained
================================================================================
 306,639.822     93.409%     7,314.991      2.228%      14,322.564      4.363%
================================================================================


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 1998:

      o 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

      o     Total long-term capital gain distributions paid of $11,691,275.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                   15

                      (This page intentionally left blank.)

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Strategy
Advisers Inc.

Administrator

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNCBank, N.A.

Shareholder
Service Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Telecommunications Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Telecommunications
Income Fund

388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0321 2/99